UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08191

Name of Fund:	Bullfinch Fund, Inc.

Fund Address:	3909 Rush Mendon Road
Mendon, New York 14506

Name and address of agent for service:	Christopher Carosa, President,
Bullfinch Fund, Inc., 3909 Rush Mendon Road,
Mendon, New York 14506
Mailing address: 3909 Rush Mendon Road
Mendon, New York 14506

Registrant’s telephone number, including area code: (585) 624-3650

Date of fiscal year end: 10/31/21

Date of reporting period: 11/01/20 - 4/30/21

Bullfinch Fund, Inc.

3909 Rush Mendon Road

Mendon, New York 14506

(585) 624-3150

1-888-BULLFINCH

(1-888-285-5346)

Unrestricted Series

Greater Western New York Series

Semi-Annual Report

April 30, 2021

(Unaudited)

Management’s Discussion of Fund Performance

June 25, 2021

Dear Fellow Shareholders:

We are very proud to present the April 2021 Semi-Annual Report of Bullfinch Fund, Inc. This report contains the unaudited financial statements for both the Unrestricted Series and the Greater Western New York Series.

We have some great news – the month of April saw all-time record highs (and I can tell you this is continuing into June). What’s more, as mentioned previously, we seem to be benefiting from the overall market shift from large-cap growth stocks to small-cap value stocks. (Remember, our funds are classified as multi-cap value.)

There appears to be a growing consensus as to this shift, as one research paper (from Vanguard) says the predominance of growth of the last 10 years has been “atypical,” and, as a result, these researchers expect value to beat growth “by 5% to 7% over the next decade” and “as wide as 9% to 13% over the next five years.” (Source: Financial Advisor Magazine)

That’s certainly great news for us, although we prefer not to make predictions since past results cannot predict future results. Nonetheless, this is consistent with how the markets have swung back and forth in the nearly quarter century our funds have been around. We’ve seen this ebb and flow before, so this sort of thing doesn’t surprise us.

In terms of individual stock performance for the past six months, the Unrestricted Series was led by Western Digital Corp., AAR Corp., and Reliance Steel & Aluminum Co., all up 36% or more. In all, for the period, more than two-thirds of the stocks in our portfolio experienced double-digit returns. Of the stocks held at the end of the reporting period, only Viatris, Inc. and Verizon Communications fell.

In the Greater Western New York Series, Astronics Corp., Manning & Napier Inc, and Monro Inc. led the way, each up by more than 51%. Again, only two stocks were negative for the period (Graham Corp. and Verizon Communications), while 27 of our 32 stocks grew by more than 12%.

All-in-all, we’re very pleased with the pace of both funds these past six months and we’re looking forward to what the future has in store for us and our shareholders!

We wish to thank our shareholders for expressing their confidence in us and wish you continued good fortune.

Best Regards,

Bullfinch Fund, Inc.

Christopher Carosa, CTFA

President

BULLFINCH FUND INC.

PERFORMANCE SUMMARY

The graph below represents the changes in value for an initial $10,000 investment in the BULLFINCH Fund from 11/1/10 to 4/30/21. These changes are then compared to a $10,000 investment in the Value Line Geometric Index. The Value LINE Geometric Index (VLG) is an unmanaged index of between 1,600 and 1,700 stocks. Value Line states “The VLG was intended to provide a rough approximation of how the median stock in the Value Line Universe performed. The VLG also has appeal to institutional investors as a proxy for the so-called ‘multi-cap’ market because it includes large cap, mid cap and small cap stocks alike.” The Fund feels it is an appropriate benchmark because the Fund’s portfolios are multi-cap portfolios. The Fund’s returns include the reinvestment of all dividends, but do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

Bullfinch Fund Inc. Unrestricted Series (Solid)	vs.	Value Line Geometric Index (Dashed)	Bullfinch Fund Inc. Greater WNY Series (Solid)	vs.	Value Line Geometric Index (Dashed)

Year ending 10/10 10/12 10/14 10/15 10/16 10/17 10/18 10/19 10/20 4/21			Year ending 10/10 10/12 10/14 10/15 10/16 10/17 10/18 10/19 10/20 4/21

Annualized Returns	Bullfinch	Value Line	Annualized Returns	Bullfinch Fund Inc.	Value Line
Ending 4/30/2020	Fund Inc. Unrestricted Series	Geometric Index	Ending 4/30/2020	Greater WNY Series	Geometric Index

One – Year	+30.55%	+59.22%	One – Year	+35.12%	+59.22%
Five – Year	+8.95%	+7.52%	Five – Year	+6.60%	+7.52%
Ten – Year	+9.45%	+1.75%	Ten – Year	+7.55%	+1.75%

UNRESTRICTED SERIES

(A Series Within Bullfinch Fund, Inc.)

FINANCIAL STATEMENTS AS OF

April 30, 2021

(UNAUDITED)

UNRESTRICTED SERIES

(A SERIES WITHIN BULLFINCH FUND, INC.)

STATEMENT OF ASSETS AND LIABILITIES

APRIL 30, 2021 (UNAUDITED)

ASSETS

Investments in Securities, at Fair Value, Identified Cost of $4,617,618	$10,051,125

Cash and Cash Equivalents	1,915,273

Accrued Interest and Dividends	15,350

Prepaid Expenses	4,498

Total Assets	$11,986,246

LIABILITIES AND NET ASSETS

LIABILITIES

Accrued Expenses	$7,609

Due to Investment Adviser	10,057

NET ASSETS

Net Assets (Equivalent to $ 24.65 per share based on 485,540.552 shares of stock outstanding)	11,968,580

Total Liabilities and Net Assets	$11,986,246

COMPOSITION OF NET ASSETS

Shares of Common Stock - Par Value $.01; 485,540.552 Shares Outstanding	$7,097,849

Accumulated Net Investment Loss & Realized Loss from Securities Transactions	(562,776)

Net Unrealized Appreciation on Investments	5,433,507

Net Assets at April 30, 2021	$11,968,580

The accompanying notes are an integral part of these statements

UNRESTRICTED SERIES (A SERIES WITHIN BULLFINCH FUND, INC.)

SCHEDULE OF INVESTMENTS IN SECURITIES

APRIL 30, 2021 (UNAUDITED)

	Historical
	Shares	Cost	Value

Level 1 – Common Stocks – 83.99%

* ASTERISK DENOTES A NON INCOME PRODUCING SECURITY

Medical Products and Supplies – 13.88%
Bristol-Myers Squibb Co.	7,100	359,371	443,182
Edwards Lifesciences*	8,250	108,269	788,040
Johnson & Johnson	2,400	136,714	390,552
Medtronic PLC	300	22,701	39,276
		627,055	1,661,050

Computers – Software – 12.79%
Adobe Inc.*	1,100	28,660	559,174
Microsoft Corp.	2,200	50,534	554,796
Oracle Corp.	5,500	56,122	416,845
		135,316	1,530,815

Insurance - 6.90%
Arthur J Gallagher & Co.	5,700	138,298	826,215

Electrical Equipment – 6.21%
Corning Inc.	7,300	66,773	322,733
General Electric Co.	32,000	617,355	419,840
		684,128	742,573

Building & Related – 5.20%
Meritage Homes Corp.*	5,850	246,488	622,381

Computers - Networking - 4.55%
Cisco Systems, Inc.	10,700	160,238	544,737

Semiconductors - 3.87%
Intel Corporation	5,000	85,564	287,650
Xperi Holding Corp.	8,550	198,390	175,702
		283,954	463,352

Commercial Services – 3.87%
Paychex, Inc.	4,750	130,496	463,077

Retail – Specialty – 3.67%
CVS Health Corp.	3,050	170,752	233,020
Zumiez Inc.*	4,800	105,530	206,256
		276,282	439,276

Tobacco Products – 3.50%
Universal Corp.	7,450	297,131	418,914

The accompanying notes are an integral part of these statements

	Historical
	Shares	Cost	Value

Level 1 – Common Stocks – 83.99%

Steel - 3.22%
Reliance Steel & Aluminum Co.	2,400	184,673	384,744

Telecommunications – 2.94%
AT&T Inc.	4,400	158,437	138,204
Verizon Communications	3,700	180,520	213,823
		338,957	352,027

Retail - General – 2.52%
Amazon.com Inc. *	87	159,645	301,666

Computers – Hardware - 2.36%
Western Digital Corp.*	4,000	187,535	282,520

Utilities – Natural Resources - 2.31%
Consolidated Water Co. Ltd.	23,500	276,520	276,595

Biotech – 2.26%
Meridian Bioscience, Inc.*	13,800	249,015	270,204

Industrial Services – 1.74%
Expeditors Int’l Washington	1,900	61,567	208,734

Aerospace – 1.48%
AAR Corporation*	4,400	83,191	177,056

Pharmaceuticals – 0.60%
Viatris Inc.	5,350	83,781	71,155

Railroads – 0.12%
Wabtec Corporation	171	13,348	14,034

Total Investments in Securities		4,617,618	10,051,125

Level 1 – Cash & Equivalents - 16.01%

Schwab Bank - 16.01%		1,915,273	1,915,273
Bank Sweep Interest Rate 0.01%

Total Invested Assets		$6,532,891	$11,966,398

The accompanying notes are an integral part of these statements

UNRESTRICTED SERIES

(A SERIES WITHIN BULLFINCH FUND, INC.)

SCHEDULE OF INVESTMENTS IN SECURITIES

APRIL 30, 2021 (UNAUDITED)

Table of Industries

Industry	Market Value	Percent

Aerospace	$177,056	1.48%
Biotech	$270,204	2.26%
Building & Related	$622,381	5.20%
Commercial Services	$463,077	3.87%
Computers – Hardware	$282,520	2.36%
Computers – Networking	$544,737	4.55%
Computers – Software	$1,530,815	12.79%
Electrical Equipment	$742,573	6.21%
Industrial Services	$208,734	1.74%
Insurance	$826,215	6.90%
Medical Products & Supplies	$1,661,050	13.88%
Pharmaceuticals	$71,155	0.60%
Railroads	$14,034	0.12%
Retail – General	$301,666	2.52%
Retail – Specialty	$439,276	3.67%
Semiconductors	$463,352	3.87%
Steel	$384,744	3.22%
Telecommunications	$352,027	2.94%
Tobacco Products	$418,914	3.50%
Utilities – Natural Resources	$276,595	2.31%
Total Equities	$10,051,125	83.99%

Cash & Equivalents (Interest Rate 0.01%)	$1,915,273	16.01%

Total Invested Assets	$11,966,398	100.00%

The accompanying notes are an integral part of these statements

UNRESTRICTED SERIES (A SERIES WITHIN BULLFINCH FUND, INC.)

STATEMENTS OF OPERATIONS

FOR THE 6 MONTHS ENDED APRIL 30, 2021 (UNAUDITED)

INVESTMENT INCOME:
Dividend & Interest Income	$74,428

FEES AND EXPENSES:
Adviser Fees	58,347
Legal and Professional	7,609
D&O/E&O	4,187
Custodian Fees	3,520
Dues and Subscriptions	1,924
Registration Fees	1,608
Director’s Fees	1,150
Maryland Taxes	150
Telephone	40
New York State Taxes	25
New York Biennial Update Fee	5
Total expense	78,565
Net investment loss	(4,137)

REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
Realized loss from securities transactions	(106,683)
Unrealized appreciation during the period	2,532,131
Net gain on investments	2,425,448
CHANGE IN NET ASSETS FROM OPERATIONS	$2,421,311

UNRESTRICTED SERIES (A SERIES WITHIN BULLFINCH FUND, INC.)

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended Year Ended
	April 30, 2021*	October 31, 2020
CHANGE IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$(4,137)	$22,166
Net realized loss from securities transactions	(106,683)	(22,176)
Net change in unrealized appreciation (depreciation) of investments	2,532,131	(567,300)
Increase (decrease) in net assets from operations	2,421,311	(567,310)

DISTRIBUTIONS TO SHAREHOLDERS:
Distribution of capital gains	(629)	0
Distribution of ordinary income	(22,165)	(58,749)
Decrease in net assets from distributions to shareholders	(22,794)	(58,749)

CAPITAL SHARE TRANSACTIONS:
Shares Sold	35,517	230,127
Reinvestment of distributions to shareholders	22,794	58,749
Shares Redeemed	(489,093)	(76,588)
Increase (decrease) in net assets from capital share transactions	(430,782)	212,288
TOTAL INCREASE (DECREASE) IN NET ASSETS	1,967,735	(413,771)

NET ASSETS:
Beginning of period	10,000,845	10,414,616
End of period	$11,968,580	$10.000,845

*Unaudited

The accompanying notes are an integral part of these statements

UNRESTRICTED SERIES (A SERIES WITHIN BULLFINCH FUND, INC.)

FINANCIAL HIGHLIGHTS

(PER SHARE DATA FOR A SHARE OUTSTANDING)

	Six Months Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	April 30,	October 31,	October 31,	October 31,	October 31,	October 31,
	2021*	2020	2019	2018	2017	2016

NET ASSET VALUE, beginning of period	$19.88	$21.20	$19.59	$20.78	$20.29	$20.75

INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)	(0.01)	0.04	0.12	0.11	0.05	0.03
Net gain (loss) on securities both realized and unrealized	4.83	(1.24)	2.46	0.02	2.07	1.47
Total from investment operations	4.82	(1.20)	2.58	0.13	2.12	1.50

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distribution of ordinary income	(0.04)	(0.12)	(0.10)	(0.05)	(0.03)	(0.04)
Distribution of capital gains	(0.01)	0.00	(0.87)	(1.27)	(1.60)	(1.92)
Total Stock Dividend Distributions	(0.05)	(0.12)	(0.97)	(1.32)	(1.63)	(1.96)

NET ASSET VALUE, end of period	$24.65	$19.88	$21.20	$19.59	$20.78	$20.29

NET ASSETS, end of period	$11,968,580	$10,000,845	$10,414,616	$9,129,793	$8,857,939	$8,578,137

*Unaudited

UNRESTRICTED SERIES (A SERIES WITHIN BULLFINCH FUND, INC.)

FINANCIAL HIGHLIGHTS

(RATIOS AND SUPPLEMENTAL DATA)

	Six Months Ended		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	April 30,		October 31,	October 31,	October 31,	October 31,	October 31,
	2021*		2020	2019	2018	2017	2016

RATIO OF EXPENSES TO AVERAGE
NET ASSETS**	0.69	%***	1.43%	1.50%	1.49%	1.51%	1.50%

RATIO OF NET INVESTMENT INCOME TO
AVERAGE NET ASSETS**	(0.04	)%***	0.22%	0.61%	0.53%	0.24%	0.17%

PORTFOLIO TURNOVER RATE**	0.74	%***	5.94%	16.04%	11.41%	10.72%	1.95%

TOTAL RETURN	24.24%		(5.71)%	14.23%	0.45%	10.92%	7.62%

*Unaudited

**Per share amounts calculated using the average shares method

*** The ratios presented were calculated using operating data for the six-month period from November 1, 2020 to April 30, 2021.

The accompanying notes are an integral part of these statements

UNRESTRICTED SERIES

(A SERIES WITHIN BULLFINCH FUND, INC.)

NOTES TO FINANCIAL STATEMENTS

APRIL 30, 2021 (UNAUDITED)

NOTE A - SCOPE OF BUSINESS

The Unrestricted Series (the “Series”) is a series within the Bullfinch Fund, Inc. (the “Fund”), which was organized as a Maryland corporation registered under the Investment Company Act of 1940 as an open-ended non-diversified management investment company. The Fund offers two series of common stock. In addition to the Unrestricted Series, the Fund also offers the Greater Western New York Series.

The investment objective of the Series is to seek conservative long-term growth in capital. The Adviser seeks to achieve this objective by using an asset mix consisting primarily of exchange listed securities and over-the-counter common stocks as well as U.S. Government securities maturing within five years.

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Series in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States (“GAAP”). The Series follows the investment company accounting and reporting guidance of the Financial Accounting Standard Board Accounting Standard Codification 946, Financial Services – Investment Companies.

Fair Value Measurements – ASC 820-10 establishes a fair value hierarchy which requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. The standard describes three levels of inputs that may be used to measure fair value:

Level 1: Quoted prices (unadjusted) for identical assets or liabilities in active markets that the entity has the ability to access as of the measurement date.

Level 2: Significant other observable inputs other than Level 1 prices such as quoted prices for similar assets or liabilities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data.

Level 3: Significant unobservable inputs that reflect a reporting entity’s own assumptions about the assumptions that market participants would use in pricing an asset or liability.

The following is a description of the valuation methodologies used for assets measured at fair value:

Cash & Equivalents- Cash consists of amounts deposited in a bank sweept account and is federally insured. The Series has not experienced any losses on such amounts and believes it is not exposed to any significant credit risk on cash.

Security Valuation - The Series records its investments at fair value and is in compliance with FASB ASC 820-10-50. Securities traded on national securities exchanges or the NASDAQ National Market System are valued daily at the closing prices of the securities on those exchanges and securities traded on over-the-counter markets are valued daily at the closing bid prices. Short-term and money market securities are valued at amortized cost, which approximates market value.

ASSETS AT FAIR VALUE AS OF:
4/30/21
LEVEL 1
COMMON STOCKS	$10,051,125
CASH & EQUIVALENTS	$1,915,273
TOTAL INVESTED ASSETS	$11,966,398

In cases where market prices are unreliable or not readily available, for example, when trading on securities are halted as permitted by the SEC or when there is no trading volume on an Over-the-Counter security held by the Fund, the Fund relies on fair value pricing provided by the Adviser. In performing its fair value pricing, the Adviser acts under the ultimate supervision of, and follows, the policies of the Board of Directors. The Board of Directors retains the right to determine its own fair value price should it have reason to believe the price provided by the Adviser does not reflect fair value. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. There can be no assurance the Fund could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Fund determines their net asset value per share.

Series Allocations - Common expenses of the Fund are evenly split between the two series of the Fund unless the Board of Directors approves an alternative allocation of expenses based on management’s estimate.

Income Taxes - It is the policy of the Fund to comply with the requirements of Subchapter M of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. In addition, the Fund intends to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision for federal income taxes or excise taxes has been made.

Management has reviewed all open tax years and major tax jurisdictions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed or expected to be taken on a tax return. The tax returns of the Series for the prior three years are open for examination.

Distributions to Shareholders - Distributions to shareholders are recorded on the ex-dividend date. The Series made a distribution of its ordinary income of $58,749 to its shareholders on December 27, 2019, in the form of stock dividends equal to 2,716.023 shares of stock. The Series made a distribution of its ordinary income of $22,165 to its shareholders on December 28, 2020, in the form of stock dividends equal to 986.224 shares of stock. The Series made a distribution of its short term capital gains of $629 to its shareholders on December 28, 2020, in the form of stock dividends equal to 27.978 shares of stock.

Other - The Series follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains and losses for financial statement and income tax purposes. Dividend income is recorded on the ex-dividend date. Non –cash dividends received in the form of stock, if any, are recorded as dividend income at fair value. Distributions received by the Series may include a return of capital that is estimated by management. Such amounts are recorded as reduction of the cost of investments or reclassified to capital gains.

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results can differ from those estimates.

Subsequent Events - In accordance with GAAP, the Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date of issuance of these financial statements.

NOTE C – INVESTMENTS

For the six months ended April 30, 2021, the Series purchased $83,781 of common stock. During the same period, the Series sold $280,685 of common stock. The Series also sold $1,800,000 in Treasury Bills.

At April 30, 2021, the gross unrealized appreciation for all securities totaled $5,705,713 and the gross unrealized depreciation for all securities totaled $272,206 or a net unrealized appreciation of $5,433,507. The aggregate cost of securities for federal income tax purposes at April 30, 2021 was $4,617,618.

NOTE D – RELATED PARTY TRANSACTIONS

Carosa Stanton Asset Management, LLC serves as investment adviser to the Fund pursuant to an investment adviser agreement which was approved by the Fund’s board of directors. Carosa Stanton Asset Management, LLC is a Registered Investment Adviser under the Investment Advisers Act of 1940. The Investment adviser agreement provides that Carosa Stanton Asset Management, LLC, subject to the supervision and approval of the Fund’s board of directors, is responsible for the day-to-day management of the Fund’s portfolio, which includes selecting investments and handling its business affairs.

As compensation for its services to the Fund, the investment adviser receives monthly compensation at an annual rate of 1.25% on the first $1 million of daily average net assets and 1% on that portion of the daily average net assets in excess of $1 million. These fees are reduced by any sub-transfer agent fees incurred by the Fund.

Carosa Stanton Asset Management, LLC has agreed as part of its contract to forego sufficient investment adviser fees to limit total expenses of the Fund to 2% of the first $10 million in average assets and 1.5% of the next $20 million in average assets.

During the six months ended April 30, 2021, the Fund paid investment adviser fees of $58,347.

As of April 30, 2021, the Fund had $10,057 included in liabilities, as owed to Carosa Stanton Asset Management, LLC.

Certain officers of the Fund are also officers of Carosa Stanton Asset Management.

NOTE E – REMUNERATION OF DIRECTORS

The Directors are paid a fee of $50 per quarter. They may be reimbursed for travel expenses.

NOTE F – COMMITMENTS AND CONTINGENCIES

The Series indemnifies the Fund’s officers and the Board of Directors for certain liabilities that might arise from their performance of their duties to the Series. Additionally, in the normal course of business the Fund enters into contracts that contain a variety of representations and warranties and which provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on its experience, the Fund expects the risk of loss to be remote.

NOTE G - CAPITAL SHARE TRANSACTIONS

The Fund has authorized 10,000,000 shares of common stock at $0.01 par value per share. These shares are issued under either of the two series of the Fund. Each share has equal dividend, distribution and liquidation rights. Transactions in capital stock of the Series were as follows:

	Shares	Amount

Balance at October 31, 2019	491,208.493	$7,316,343

Shares sold during 2020	12,819.512	$230,127
Shares redeemed during 2020	(3,678.033)	(76,588)
Reinvestment of Distributions, December 27, 2019	2,716.023	58,749
Balance at October 31, 2020	503,065.995	$7,528,631

Shares sold during six months ended April 30, 2021	1,524.354	$35,517
Shares redeemed during six months ended April 30, 2021	(20,063.999)	(489,093)
Reinvestment of Distributions, December 28, 2020	1,014.202	22,794
Balance at April 30, 2021	485,540.552	$7,097,849

GREATER WESTERN NEW YORK SERIES

(A Series Within Bullfinch Fund, Inc.)

FINANCIAL STATEMENTS AS OF

APRIL 30, 2021

(UNAUDITED)

GREATER WESTERN NEW YORK SERIES

(A SERIES WITHIN BULLFINCH FUND, INC.)

STATEMENT OF ASSETS AND LIABILITIES

APRIL 30, 2021 (UNAUDITED)

ASSETS

Investments in Securities, at Fair Value, Identified Cost of $ 848,775	$2,141,780

Cash and Cash Equivalents	364,386

Accrued Interest and Dividends	1,803

Prepaid Expenses	658

Total Assets	$2,508,627

LIABILITIES AND NET ASSETS

LIABILITIES

Accrued Expenses	$845

Due to Investment Adviser	2,267

NET ASSETS

Net Assets (Equivalent to $25.72 per share based on 97,430.035 shares of stock outstanding)	2,505,515

Total Liabilities and Net Assets	$2,508,627

COMPOSITION OF NET ASSETS

Shares of Common Stock - Par Value $.01; 97,430.035 Shares Outstanding	$1,391,236

Accumulated Net Investment Loss & Realized Loss from Securities Transactions	(178,726)

Net Unrealized Appreciation on Investments	1,293,005

Net assets at April 30, 2021	$2,505,515

The accompanying notes are an integral part of these statements

GREATER WESTERN NEW YORK SERIES (A SERIES WITHIN BULLFINCH FUND, INC.)

SCHEDULE OF INVESTMENTS IN SECURITIES

APRIL 30, 2021 (UNAUDITED)

	Historical
	Shares	Cost	Value

Level 1 – Common Stocks – 85.46%
* ASTERISK DENOTES A NON INCOME PRODUCING SECURITY

Electrical Equipment – 12.90%
Corning, Inc.	2,200	26,502	97,262
General Electric Co.	6,750	133,100	88,560
Ultralife Corporation*	17,400	65,037	137,460
		224,639	323,282

Banking & Finance – 9.58%
Community Bank System	1,200	23,452	93,156
M &T Bank Corp.	300	29,839	47,307
Manning & Napier Inc.*	14,100	66,903	99,546
		120,194	240,009

Aerospace - 9.20%
L3Harris Technologies Inc.	500	24,989	104,615
Moog, Inc. Class A	637	15,976	55,132
Northrop Grumman Corp	200	2,294	70,888
		43,259	230,635

Medical Products & Supplies - 8.64%
Bristol-Myers Squibb Co.	1,150	29,276	71,783
Integer Holdings Corp.*	850	17,417	79,798
Johnson & Johnson	400	22,617	65,092
		69,310	216,673

Steel - 7.33%
Gibraltar Industries Inc.*	2,000	25,111	183,720

Electronics Components - 7.06%
Astronics Corp.*	7,000	40,691	121,870
IEC Electronics Corp.*	4,518	6,984	55,074
		47,675	176,944

Foods & Beverages - 3.84%
Constellation Brands Inc.	400	2,509	96,128

Commercial Services - 3.79%
Paychex, Inc.	975	25,852	95,053

Real Estate & Related - 3.45%
Life Storage Inc.	900	21,318	86,454

Automotive – 2.96%
Monro Inc.	1,050	12,443	74,119

	Historical
	Shares	Cost	Value

Level 1 – Common Stocks – 85.46%

Telecommunications – 2.80%
AT&T Inc.	950	33,705	29,840
Verizon Communications	700	34,210	40,453
		67,915	70,293

Computers - Software - 2.72%
Oracle Corporation	900	12,070	68,211

Airlines - 2.63%
Southwest Airlines Co.*	1,050	19,813	65,919

Utilities - Natural Resources - 2.48%
National Fuel Gas Co.	1,250	50,833	62,075

Computers - Services - 2.37%
Computer Task Group Inc.*	6,000	33,877	59,400

Retail - Specialty – 1.83%
CVS Health Corp.	600	33,590	45,840

Metal Fabrication & Hardware – 0.77%
Graham Corporation	1,400	15,140	19,194

Instruments - 0.42%
Taylor Devices Inc.*	877	4,394	10,664

Office Equipment - 0.34%
Xerox Holdings Corp.	350	12,742	8,449

Machinery - 0.20%
Columbus McKinnon Corp.	100	2,344	4,951

Railroads - 0.12%
Wabtec Corporation	36	2,810	2,955

Industrial Materials - 0.03%
Servotronics, Inc.*	100	937	812

Total Investments in Securities		848,775	2,141,780

Level 1 – Cash & Equivalents -14.54%
Schwab Bank - 14.54%		364,386	364,386
Bank Sweep Interest Rate 0.01%

Total Invested Assets		$1,213,161	$2,506,166

The accompanying notes are an integral part of these statements

GREATER WESTERN NEW YORK SERIES

(A SERIES WITHIN BULLFINCH FUND, INC.)

SCHEDULE OF INVESTMENTS IN SECURITIES

APRIL 30, 2021 (UNAUDITED)

Table of Industries

Industry	Market Value	Percent

Aerospace	$230,635	9.20%
Airlines	$65,919	2.63%
Automotive	$74,119	2.96%
Banking & Finance	$240,009	9.58%
Commercial Services	$95,053	3.79%
Computers – Services	$59,400	2.37%
Computers – Software	$68,211	2.72%
Electrical Equipment	$323,282	12.90%
Electronics Components	$176,944	7.06%
Foods & Beverages	$96,128	3.84%
Industrial Materials	$812	0.03%
Instruments	$10,664	0.42%
Machinery	$4,951	0.20%
Medical Products & Supplies	$216,673	8.64%
Metal Fabrication & Hardware	$19,194	0.77%
Office Equipment	$8,449	0.34%
Railroads	$2,955	0.12%
Real Estate & Related	$86,454	3.45%
Retail – Specialty	$45,840	1.83%
Steel	$183,720	7.33%
Telecommunications	$70,293	2.80%
Utilities – Natural Resources	$62,075	2.48%
Total Equities	$2,141,780	85.46%

Cash & Equivalents (Interest Rate 0.01%)	$364,386	14.54%

Total Invested Assets	$2,506,166	100.00%

The accompanying notes are an integral part of these statements

GREATER WESTERN NEW YORK SERIES (A SERIES WITHIN BULLFINCH FUND, INC.)

STATEMENTS OF OPERATIONS

FOR THE 6 MONTHS ENDED APRIL 30, 2021 (UNAUDITED)

INVESTMENT INCOME:
Dividends & Interest Income	$13,738
FEES AND EXPENSES:
Adviser Fees	12,526
Registration Fees	1,689
Custodian Fees	1,200
Dues and Subscriptions	1,178
Director’s Fees	1,150
Legal and Professional	845
D&O/E&O	465
Maryland Taxes	150
Telephone	40
New York State Taxes	25
New York Biennial Update Fee	5
Total Expense	19,273
Net investment loss	(5,535)

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Realized gain from securities transactions	525
Unrealized appreciation during the period	649,918
Net gain on investments	650,443
CHANGE IN NET ASSETS FROM OPERATIONS	$644,908

The accompanying notes are an integral part of these statements

GREATER WESTERN NEW YORK SERIES (A SERIES WITHIN BULLFINCH FUND, INC.)

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended Year Ended
	April 30,	October 31,
	2021*	2020
CHANGE IN NET ASSETS FROM OPERATIONS:
Net investment gain (loss)	$(5,535)	$662
Net realized gain from securities transactions	525	118,270
Net change in unrealized appreciation (depreciation) of investments	649,918	(394,217)
Change in net assets from operations	644,908	(275,285)

DISTRIBUTIONS TO SHAREHOLDERS:
Distribution of ordinary income	(662)	(2,444)
Distribution of capital gains	(118,270)	0
Decrease in net assets from distributions to shareholders	(118,932)	(2,444)

CAPITAL SHARE TRANSACTIONS:
Shares Sold	16,517	35,255
Reinvestment of Distributions to shareholders	118,932	2,444
Shares Redeemed	0	0
Increase in net assets from capital share transactions	135,449	37,699
TOTAL INCREASE (DECREASE) IN NET ASSETS	661,425	(240,030)

NET ASSETS:
Beginning of period	1,844,090	2,084,120
End of period	$2,505,515	$1,844,090

*Unaudited

The accompanying notes are an integral part of these statements

GREATER WESTERN NEW YORK SERIES (A SERIES WITHIN BULLFINCH FUND, INC.)

FINANCIAL HIGHLIGHTS

(PER SHARE DATA FOR A SHARE OUTSTANDING)

	Six Months Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	April 30,	October 31,	October 31,	October 31,	October 31,	October 31,
	2021*	2020	2019	2018	2017	2016

NET ASSET VALUE, beginning of period	$20.16	$23.28	$20.80	$22.23	$20.36	$20.79

INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net investment income (loss)	(0.06)	0.01	0.03	(0.02)	0.00	(0.01)
Net gain (loss) on securities both realized and unrealized	6.92	(3.10)	2.48	(0.42)	2.21	(0.29)
Total from investment operations	6.86	(3.09)	2.51	(0.44)	2.21	(0.30)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distribution of ordinary income	(0.01)	(0.03)	(0.03)	(0.06)	0.00	(0.06)
Distribution of capital gains	(1.29)	0.00	0.00	(0.93)	(0.34)	(0.07)
Total Stock Dividend Distributions	(1.30)	(0.03)	(0.03)	(0.99)	(0.34)	(0.13)

NET ASSET VALUE, end of period	$25.72	$20.16	$23.28	$20.80	$22.23	$20.36

NET ASSETS, end of period	$2,505,515	$1,844,090	$2,084,120	$1,851,110	$1,952,720	$1,736,541

*Unaudited

The accompanying notes are an integral part of these statements

GREATER WESTERN NEW YORK SERIES (A SERIES WITHIN BULLFINCH FUND, INC.)

FINANCIAL HIGHLIGHTS

(RATIOS AND SUPPLEMENTAL DATA)

	Six Months Ended		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	April 30,		October 31,	October 31,	October 31,	October 31,	October 31,
	2021*		2020	2019	2018	2017	2016

RATIO OF EXPENSES TO AVERAGE
NET ASSETS**	0.87%	***	1.54%	1.53%	1.61%	1.37%	1.56%

RATIO OF NET INVESTMENT INCOME TO
AVERAGE NET ASSETS**	(0.25)%	***	0.03%	0.12%	(0.08)%	0.00%	(0.05)%

PORTFOLIO TURNOVER RATE**	0.00%	***	5.61%	0.01%	2.32%	2.87%	0.16%

TOTAL RETURN	34.99%		(13.30)%	12.11%	(2.15)%	10.89%	(1.45)%

*Unaudited

**Per share amounts calculated using the average shares method

*** The ratios presented were calculated using operating data for the six-month period from November 1, 2020 to April 30, 2021.

The accompanying notes are an integral part of these statements

GREATER WESTERN NEW YORK SERIES (A SERIES WITHIN BULLFINCH FUND, INC.)

NOTES TO FINANCIAL STATEMENTS APRIL 30, 2021 (UNAUDITED)

NOTE A - SCOPE OF BUSINESS

The Greater Western New York Series (the “Series”) is a series within the Bullfinch Fund, Inc. (the “Fund”), which was organized as a Maryland corporation registered under the Investment Company Act of 1940 as an open-ended non-diversified management investment company. The Fund offers two series of common stock. In addition to the Greater Western New York Series, the Fund also offers the Unrestricted Series.

The investment objective of the Series is to seek capital appreciation through the investment in common stock of companies with an important economic presence in the Greater Western New York Region. The Adviser seeks to achieve this objective by using an asset mix consisting primarily of exchange listed securities and over-the-counter common stocks as well as U.S. Government securities maturing within five years.

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Series in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States (“GAAP”). The Series follows the investment company accounting and reporting guidance of the Financial Accounting Standard Board Accounting Standard Codification 946, Financial Services – Investment Companies.

Fair Value Measurements – ASC 820-10 establishes a fair value hierarchy which requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. The standard describes three levels of inputs that may be used to measure fair value:

Level 1: Quoted prices (unadjusted) for identical assets or liabilities in active markets that the entity has the ability to access as of the measurement date.

Level 2: Significant other observable inputs other than Level 1 prices such as quoted prices for similar assets or liabilities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data.

Level 3: Significant unobservable inputs that reflect a reporting entity’s own assumptions about the assumptions that market participants would use in pricing an asset or liability.

The following is a description of the valuation methodologies used for assets measured at fair value:

Cash & Equivalents- Cash consists of amounts deposited in a bank sweep account and is federally insured. The Series has not experienced any losses on such amounts and believes it is not exposed to any significant credit risk on cash.

Security Valuation - The Series records its investments at fair value and is in compliance with FASB ASC 820-10-50. Securities traded on national securities exchanges or the NASDAQ National Market System are valued daily at the closing prices of the securities on those exchanges and securities traded on over-the-counter markets are valued daily at the closing bid prices. Short-term and money market securities are valued at amortized cost, which approximates market value.

ASSETS AT FAIR VALUE AS OF:

4/30/21
LEVEL 1
COMMON STOCKS	$2,141,780
CASH & EQUIVALENTS	$364,386
TOTAL INVESTED ASSETS	$2,506,166

In cases where market prices are unreliable or not readily available, for example, when trading on securities are halted as permitted by the SEC or when there is no trading volume on an Over-the-Counter security held by the Fund, the Fund relies on fair value pricing provided by the Adviser. In performing its fair value pricing, the Adviser acts under the ultimate supervision of, and follows, the policies of the Board of Directors. The Board of Directors retains the right to determine its own fair value price should it have reason to believe the price provided by the Adviser does not reflect fair value. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. There can be no assurance the Fund could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Fund determines their net asset value per share.

Series Allocations - Common expenses of the Fund are evenly split between the two series of the Fund unless the Board of Directors approves an alternative allocation of expenses based on management’s estimate.

Income Taxes - It is the policy of the Fund to comply with the requirements of Subchapter M of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. In addition, the Fund intends to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision for federal income taxes or excise taxes has been made.

Management has reviewed all open tax years and major tax jurisdictions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed or expected to be taken on a tax return. The tax returns of the Series for the prior three years are open for examination.

Distributions to Shareholders - Distributions to shareholders are recorded on the ex-dividend date. The Series made a distribution of its ordinary income of $2,444 to its shareholders on December 27, 2019 in the form of stock dividends equal to 103.911 shares of stock.

The Series made a distribution of its ordinary income of $662 to its shareholders on December 28, 2020 in the form of stock dividends equal to 29.561 shares of stock. The Series made a distribution of its long term capital gains of $118,270 to its shareholders on December 28, 2020 in the form of stock dividends equal to 5,279.914 shares of stock.

Other - The Series follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains and losses for financial statement and income tax purposes. Dividend income is recorded on the ex-dividend date. Non –cash dividends received in the form of stock, if any, are recorded as dividend income at fair value. Distributions received by the Series may include a return of capital that is estimated by management. Such amounts are recorded as reduction of the cost of investments or reclassified to capital gains.

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results can differ from those estimates.

Subsequent Events - In accordance with GAAP, the Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date of issuance of these financial statements.

NOTE C – INVESTMENTS

For the six months ended April 30, 2021, the Series purchased $0 of common stock. During the same period, the Series sold $0 of common stock. The Series sold $312,000 in Treasury Bills.

At April 30, 2021, the gross unrealized appreciation for all securities totaled $1,352,682 and the gross unrealized depreciation for all securities totaled $59,677 or a net unrealized appreciation of $1.293,005. The aggregate cost of securities for federal income tax purposes at April 30, 2021 was $848,775.

NOTE D – RELATED PARTY TRANSACTIONS

Carosa Stanton Asset Management, LLC serves as investment adviser to the Fund pursuant to an investment adviser agreement which was approved by the Fund’s board of directors. Carosa Stanton Asset Management, LLC is a Registered Investment Adviser under the Investment Advisers Act of 1940. The Investment adviser agreement provides that Carosa Stanton Asset Management, LLC, subject to the supervision and approval of the Fund’s board of directors, is responsible for the day-to-day management of the Fund’s portfolio, which includes selecting investments and handling its business affairs.

As compensation for its services to the Fund, the investment adviser receives monthly compensation at an annual rate of 1.25% on the first $1 million of daily average net assets and 1% on that portion of the daily average net assets in excess of $1 million. These fees are reduced by any sub-transfer agent fees incurred by the Fund.

Carosa Stanton Asset Management, LLC has agreed as part of its contract to forego sufficient investment adviser fees to limit total expenses of the Fund to 2% of the first $10 million in average assets and 1.5% of the next $20 million in average assets.

During the six months ended April 30, 2021, the Fund paid investment adviser fees of $12,526.

As of April 30, 2021, the Fund had $2,267 included in liabilities, as owed to Carosa Stanton Asset Management, LLC.

As of April 30, 2021, two of the Series’ shareholders of record owned 40% of the outstanding shares. The Series may be adversely affected when a shareholder purchases or redeems large amounts of shares, which may impact the Series in the same manner as a high volume of redemption requests. Significant shareholder purchases and redemptions may adversely impact the Series portfolio management and may cause the Series to make investment decisions at inopportune times or prices or miss attractive investment opportunities. Such transactions may also increase the Series’ transaction costs, accelerate the realization of taxable income if sales of securities result in gains, or otherwise cause the Series to perform differently than intended.

Certain officers of the Fund are also officers of Carosa Stanton Asset Management.

NOTE E – REMUNERATION OF DIRECTORS

The Directors are paid a fee of $50 per quarter. They may be reimbursed for travel expenses.

NOTE F – COMMITMENTS AND CONTINGENCIES

The Series indemnifies the Fund’s officers and the Board of Directors for certain liabilities that might arise from their performance of their duties to the Series. Additionally, in the normal course of business the Fund enters into contracts that contain a variety of representations and warranties and which provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on its experience, the Fund expects the risk of loss to be remote.

NOTE G - CAPITAL SHARE TRANSACTIONS

The Fund has authorized 10,000,000 shares of common stock at $0.01 par value per share. These shares are issued under either of the two series of the Fund. Each share has equal dividend, distribution and liquidation rights. Transactions in capital stock of the Series were as follows:

	Shares	Amount

Balance at October 31, 2019	89,531.623	$1,218,088

Shares sold during 2020	1,821.802	$35,255
Shares redeemed during 2020	0	0
Reinvestment of Distributions, December 27, 2019	103.911	2,444
Balance at October 31, 2020	91,457.336	$1,255,787

Shares sold during six months ended April 30, 2021	663.224	$16,517
Shares redeemed during six months ended April 30, 2021	0	0
Reinvestment of Distributions, December 28, 2020	5,309.475	118,932
Balance at April 30, 2021	97,430.035	$1,391,236

Item 2 - CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, its principal financial officer, principal accounting officer, controller, as well as any other officers and persons providing similar functions. This code of ethics is included as Exhibit 11(a)(1).

(b) During the period covered by this report, no amendments were made to the provisions of the code of ethics (c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics were granted.

Item 3 - AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors determined that the registrant does not have an Audit Committee member who possesses all of the attributes required to be an “audit committee financial expert” as defined in instruction 2 (b) of Item 3 of Form N-CSR. It was the consensus of the board that, although no one individual Audit Committee member meets the technical definition of an audit committee financial expert, the Committee has sufficient expertise collectively among its members to effectively discharge its duties and that the Committee will engage additional expertise if needed.

Item 4 - PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The registrant has engaged its principal accountant to perform audit services. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant. Since the accounting fees were approved by the Board of Directors in total, the principal accountant has provided an estimate of the split between audit and preparation of the tax filings.

	10/31/2020	10/31/2019
Audit Fees	$14,100	$13,250
Audit-Related Fees	$0	$0
Tax Fees	$2,000	$2,000
All Other Fees	$0	$0

The Audit Committee of the registrant’s Board of Directors recommends a principal accountant to perform audit services for the registrant. Each year, the registrant’s Board of Directors vote to approve or disapprove the principal accountant recommended by the Audit Committee for the following year’s accounting work.

Item 5 - AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to open-end investment companies.

Item 6 – INVESTMENTS

Item 6(a) -The list of investments is included in the shareholder report.

Item 6(b) -Not applicable.

Item 7 - DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end investment companies.

Item 8 - PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end investment companies.

Item 9 - PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end investment companies.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None.

ITEM 11. CONTROLS AND PROCEDURES.

Item 11(a) - The registrant’s principal executive and principal financial officer has determined that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on the evaluation of these controls and procedures are effective as of a date within 90 days prior to the filing date of this report.

Item 11(b) - There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3 (d) under the Investment Company Act of 1940) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 - Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	Not applicable.
(b)	Not applicable.

Item 13 - EXHIBITS.

(a)(1) Code of Ethics - (incorporated by reference to Bullfinch Fund, Inc.; 333-26321; 811-08191; Form N-1A filed on October 30, 2003 with Accession Number 0001038199-02-000005).

(a)(2) Certifications pursuant to Section 302 of the Sarbanes- Oxley Act of 2002 are attached hereto.

(b) Certifications pursuant to Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Bullfinch Fund, Inc.

By:	/s/ Christopher Carosa
Christopher Carosa,
President of Bullfinch Fund, Inc.

Date:	June 28, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Christopher Carosa
Christopher Carosa,
President of Bullfinch Fund, Inc.

Date:	June 28, 2021